EX-99.13

Schedule of Computation of Performance Information


                                       Schedule of Computation of
                         Total Return Information for the Life Separate Account
                                     Personal Annuity Growth Equity

                                          January 1, 2001                 21 months (From April 3, 2000
                                                to                          commencement of operations
                                         December 31, 2001                    to December 31, 2001)
                                         -----------------                    ---------------------
Hypothetical initial                         $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                        $18.9771                                $26.1634

At end of period (B)                          $14.5888                                $14.5888

Ending value of
hypothetical investment
(EV) = P  x  (B/A)                             $768.76                                 $557.60

Cumulative rate of total
return = ((EV/P)-1)  x  100                     -23.12%                                 -44.24%

Number of years
in period (n)                                        1                                    1.75
                       n
Net change factor (1+T)
= EV/P                                         0.76876                                  0.5576

Average annual compound
rate of total return (T)                        -23.12%                                 -28.33%

Number of years:                                  1.75

                                      Schedule of Computation of
                        Total Return Information for the Life Separate Account
                                   Personal Annuity Growth & Income

                                          January 1, 2001                 21 months (From April 3, 2000
                                                to                          commencement of operations
                                         December 31, 2001                    to December 31, 2001)
                                         -----------------                    ---------------------
Hypothetical initial                         $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                        $23.6914                                $26.8134

At end of period (B)                          $20.5198                                $20.5198

Ending value of
hypothetical investment
(EV) = P  x  (B/A)                             $866.13                                 $765.28

Cumulative rate of total
return = ((EV/P)-1)  x  100                     -13.39%                                 -23.47%

Number of years
in period (n)                                        1                                    1.75
                       n
Net change factor (1+T)
= EV/P                                         0.86613                                 0.76528

Average annual compound
rate of total return (T)                        -13.39%                                 -14.15%

Number of years:                                  1.75

                                    Schedule of Computation of
                      Total Return Information for the Life Separate Account
                               Personal Annuity International Equity

                                           January 1, 2001                21 months (From April 3, 2000
                                                 to                         commencement of operations
                                         December 31, 2001                    to December 31, 2001)
                                         -----------------                    ---------------------
Hypothetical initial                         $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                        $17.1311                                $22.7839

At end of period (B)                          $13.0124                                $13.0124

Ending value of
hypothetical investment
(EV) = P  x  (B/A)                             $759.58                                 $571.12

Cumulative rate of total
return = ((EV/P)-1)  x  100                     -24.04%                                 -42.89%

Number of years
in period (n)                                        1                                    1.75
                       n
Net change factor (1+T)
n = EV/P                                       0.75958                                 0.57112

Average annual compound
rate of total return (T)                        -24.04%                                 -27.35%

Number of years:                                  1.75


                                       Schedule of Computation of
                  Total Return Information for the Life Separate Account Stock Index

                                          January 1, 2001                 37 months (From January 4, 1999
                                                 to                         commencement of operations
                                         December 31, 2001                     to December 31, 2001)
                                         -----------------                     ---------------------
Hypothetical initial                         $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                        $29.1154                                $26.0969

At end of period (B)                          $25.7044                                $25.7044

Ending value of
hypothetical investment
(EV) = P  x  (B/A)                             $882.85                                 $984.96

Cumulative rate of total
return = ((EV/P)-1)  x  100                     -11.72%                                  -1.50%

Number of years
in period (n)                                        1                                       3

                      n
Net change factor (1+T)
= EV/P                                         0.88285                                 0.98496

Average annual compound
rate of total return (T)                        -11.72%                                  -0.50%

Number of years:                                  3.00

                                   Schedule of Computation of
                     Total Return Information for the Life Separate Account
                                 Personal Annuity Social Choice

                                          January 1, 2001                 21 months (From April 3, 2000
                                                 to                        commencement of operations
                                         December 31, 2001                    to December 31, 2001)
                                         -----------------                    ---------------------
Hypothetical initial                         $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                        $24.2904                                $26.7035

At end of period (B)                          $21.1049                                $21.1049

Ending value of
hypothetical investment
(EV) = P  x  (B/A)                             $868.86                                 $790.34

Cumulative rate of total
return = ((EV/P)-1)  x  100                     -13.11%                                 -20.97%

Number of years
in period (n)                                        1                                    1.80

                       n
Net change factor (1+T)
= EV/P                                         0.86886                                 0.79034

Average annual compound
rate of total return (T)                        -13.11%                                 -12.56%

Number of years:                                  1.75